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                                                                    EXHIBIT 99.2


[PricewaterhouseCoopers LLP LOGO]

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                                                 PricewaterhouseCoopers LLP
                                                 800 South Gay Street
                                                 Suite 1600
                                                 Knoxville TN 37929-1600
                                                 Telephone (423) 524 4000
                                                 Facsimile (423) 524 0841


September 23, 1998



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Regal Cinemas, Inc., which we understand were filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report filed September 1998, as amended by Form 8-K/A. We agree with the statements concerning our Firm in such Form 8-K, as amended by Form 8-K/A.


Very truly yours,


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP